Exhibit 99.1

C&J Energy Services and Keane Shareholders Approve Merger of Equals, Announce New

Combined Company Name

Upon Completion of the Merger, Combined Company will be NexTier Oilfield Solutions

HOUSTON, October 22, 2019 – C&J Energy Services, Inc. (“C&J”) (NYSE: CJ) and Keane Group, Inc. (“Keane”) (NYSE: FRAC) today announced that the shareholders of both companies approved all of the proposals necessary for the closing of the previously announced all-stock merger of equals between Keane and C&J. The merger of equals is anticipated to close on October 31, 2019, following the satisfaction of other customary closing conditions.

At the special meeting of C&J shareholders held today in Houston, Texas, C&J shareholders voted to approve the pending transaction with Keane. Approximately 83% of the outstanding shares of C&J common stock voted at the C&J special meeting, with more than 99% of the votes cast in favor of adoption of the merger agreement.

At the special meeting of Keane shareholders held today in Houston, Texas, Keane shareholders voted to approve the pending transaction with C&J. Approximately 90% of the outstanding shares of Keane common stock voted at the Keane special meeting, with more than 99% of the votes cast in favor of approving the issuance of Keane common stock to current C&J stockholders pursuant to the merger agreement.

Upon the closing of the merger, C&J and Keane will create a new leading well completion and production services company to be called NexTier Oilfield Solutions Inc. NexTier Oilfield Solutions’ common stock will trade on the New York Stock Exchange under the ticker symbol “NEX”.

“We are pleased that shareholders voted in favor of this combination, which creates an industry-leading, diversified oilfield services provider,” said Robert Drummond, the designated Chief Executive Officer of NexTier Oilfield Solutions Inc. “Today’s approvals represent a key milestone in completing the transaction and clearly support our view that this merger of equals will provide many strategic and financial benefits, with our increased scale and density across services and geographies and a prominent presence in the most active U.S. basins.”

“We appreciate the strong support we have received from shareholders for the transaction,” said Don Gawick, President and Chief Executive Officer of C&J. “In forming a leading U.S. well completions and production services company with Keane, we look forward to continuing our work together to realize the value this combination can bring to our employees, shareholders, customers, suppliers, and the communities in which we operate.”

C&J and Keane will each file the final vote results for their respective special meetings on a Form 8-K with the U.S. Securities and Exchange Commission.

About C&J Energy Services, Inc.

C&J Energy Services, Inc. is a leading provider of well construction and intervention, well completion, well support and other complementary oilfield services and technologies to independent and major oilfield companies engaged in the exploration, production and development of oil and gas properties in onshore basins throughout the continental United States. C&J offers a diverse, integrated suite of services across the life cycle of the well, including hydraulic fracturing, cased-hole wireline and pumpdown, cementing, coiled tubing, rig services, fluid management, other completions logistics, and specialty well site support services. C&J is headquartered in Houston, Texas and operates across all active onshore basins in the continental United States. For additional information about C&J, please visit https://cjenergy.com.

About Keane Group, Inc.

Headquartered in Houston, Texas, Keane is one of the largest pure-play providers of integrated well completion services in the U.S., with a focus on complex, technically demanding completion solutions. Keane’s primary service offerings include horizontal and vertical fracturing, wireline perforation and logging, engineered solutions and cementing, as well as other value-added service offerings.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Keane’s and C&J’s control. Statements in this communication regarding Keane, C&J and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Keane’s and C&J’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Keane’s and C&J’s control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which Keane and C&J conduct their business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets Keane and C&J serve; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on Keane’s and C&J’s operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) Keane’s and C&J’s ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in Keane’s and C&J’s industry; (xiii) fluctuations in the market price of Keane’s and C&J’s stock; (xiv) the level of, and obligations associated with, Keane’s and C&J’s indebtedness; and (xv) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of C&J’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Keane’s and C&J’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Keane’s and C&J’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of Keane’s Annual Reports on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2018, filed on February 27, 2019 and August 19, 2019, respectively, and C&J’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 27, 2019 and in other periodic filings, available on the SEC website or www.keanegrp.com or www.cjenergy.com. Keane and C&J assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Contacts

Keane Investor Contact

Greg Powell

President & CFO

investors@keanegrp.com

Marc Silverberg

Managing Director (ICR)

marc.silverberg@icrinc.com

C&J Investor Contact

Jan Kees “JK” van Gaalen

Chief Financial Officer

investors@cjenergy.com

Daniel Jenkins

VP – Investor Relations

investors@cjenergy.com

Media

Sharon Stern / Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

+1 212 355 4449